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                       Supplement dated September 1, 1997
                            to the Prospectus of the
                Flag Investors International Fund, Inc. (Class A)
                               dated March 1, 1997

         The following information updates and supersedes the information contained in each Prospectus of the Flag Investors International Fund, Inc. (the "Fund"):

         On September 1, 1997, Alex. Brown Incorporated ("Alex. Brown") and Bankers Trust New York Corporation ("Bankers Trust") consummated an Agreement and Plan of Merger (the "Merger") under which Alex. Brown merged with and into a subsidiary of Bankers Trust. Pursuant to the Merger, Investment Company Capital Corp. ("ICC"), the Fund's investment advisor became an indirect subsidiary of Bankers Trust.

         Alex. Brown & Sons Incorporated, formerly the Fund's distributor, will continue business operations after the Merger as part of BT Alex. Brown Incorporated, a renamed Bankers Trust subsidiary. In that capacity it will continue to provide shareholder services to its customers who are shareholders of the Fund. However, to comply with applicable banking regulations, the Fund has engaged ICC Distributors, Inc. ("ICC Distributors") to provide distribution services to the Fund. ICC Distributors is not affiliated with ICC. The principal business address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.

         In addition, effective September 1, 1997 certain changes in the Fund's officers were effected primarily for the purpose of complying with bank regulatory requirements. Amy M. Olmert has been appointed Secretary of the Fund. Also, Edward J. Veilleux, and Gary V. Fearnow have resigned as Vice Presidents of the Fund, and Scott J. Liotta has resigned as Vice President and Secretary of the Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.